UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2024

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

18455 S. Figueroa Street
Gardena, CA	90248
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFIE	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $2,760.00 per share	FFIEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modifications to Rights of Security Holders.

On August 14, 2024, Faraday Future Intelligent Electric Inc. (the “Company”) filed a fourth amendment (the “Certificate of Amendment”) to the Company’s Third Amended and Restated Certificate of Incorporation (as amended, the “Charter”) with the Secretary of State of the State of Delaware to effect a reverse stock split at a ratio of 1:40 (the “Reverse Stock Split”) and to set the number of authorized shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) to 104,245,313 (which is 4,169,812,500 divided by 40, the reverse stock split ratio determined by the Board). The Certificate of Amendment was authorized by the stockholders of the Company at the Company’s Annual Meeting of Stockholders held on July 31, 2024.

Pursuant to the Certificate of Amendment, effective as of 5:00 p.m., Eastern Time, on August 16, 2024 (the “Effective Time”), every 40 shares of the issued and outstanding Common Stock will be automatically converted into one share of Common Stock, without any change in par value per share, and the number of authorized shares of Common Stock will be reduced to 104,245,313.

At the Effective Time, the number of shares of Common Stock reserved for issuance under the Company’s Amended and Restated 2021 Stock Incentive Plan, the Company’s Smart King Ltd. Equity Incentive Plan, and the Company’s Smart King Ltd. Special Talent Incentive Plan (collectively, the “Plans”), as well as the number of shares subject to the then-outstanding awards under each of the Plans, will be proportionately adjusted, using the 1-for-40 ratio, rounded down to the nearest whole share. In addition, the exercise price of the then-outstanding options under each of the Plans will be proportionately adjusted, using the 1-for-40 ratio, rounded up to the nearest whole cent. Proportionate adjustments will be made to the number of shares of Common Stock issuable upon exercise or conversion of the Company’s outstanding warrants and convertible securities, as well as the applicable exercise or conversion prices.

The Company’s Class A Common Stock is expected to begin trading on the Nasdaq Capital Market on a split-adjusted basis at the opening of trading on August 19, 2024. The Class A Common Stock will continue trading on the Nasdaq Capital Market under the symbol “FFIE” with a new CUSIP number (307359 885). The Class B Common Stock will also have a new CUSIP number (307359 877). The Company’s publicly traded warrants will continue to be traded on the Nasdaq Capital Market under the symbol “FFIEW” and the CUSIP number for the warrants will remain unchanged. However, under the terms of the applicable warrant agreement, the number of shares of Class A Common Stock issuable on exercise of each warrant will be proportionately decreased. Specifically, following effectiveness of the Reverse Stock Split, every 40 shares of Class A Common Stock that may be purchased pursuant to the exercise of public warrants will now represent one share of Class A Common Stock that may be purchased pursuant to such warrants. Accordingly, for the Company’s warrants trading under the symbol “FFIEW”, every 40 warrants will be exercisable for one share of Class A Common Stock at an exercise price of $110,400.00 per share of Class A Common Stock.

No fractional shares of Common Stock will be issued as a result of the Reverse Stock Split. Stockholders who would otherwise receive a fractional share will instead be issued a full share in lieu of such fractional share. The Reverse Stock Split will affect all record holders of the Common Stock uniformly and will not affect any record holder’s percentage ownership interest in the Company, except for de minimis changes as a result of the elimination of fractional shares. Holders of Common Stock who hold in “street name” in their brokerage accounts do not have to take any action as a result of the Reverse Stock Split. Their accounts will be automatically adjusted to reflect the number of shares owned. Stockholders of record will be receiving information from Continental Stock Transfer & Trust Company regarding their stock ownership following the Reverse Stock Split.

The foregoing description of the Certificate of Amendment is a summary and is qualified in its entirety by the terms of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth under Item 3.03 above is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On August 15, 2024, the Company issued a press release announcing the Reverse Stock Split and authorized share reduction. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated in this Item 7.01 by reference.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 furnished hereunder shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

The information provided in Item 5.03 is hereby incorporated by reference.

The Company has registration statements on Form S-3 (Nos. 333-271664, 333-268972, 333-269729, 333-268722, 333-272745, 333-272354 and 333-274247) and registration statements on Form S-8 (File No. 333-266901, 333-271662 and 333-274248) on file with the Securities and Exchange Commission (the “Commission”). Commission regulations permit the Company to incorporate by reference future filings made with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offerings covered by registration statements filed on Form S-3 or Form S-8. The information incorporated by reference is considered to be part of the prospectus included within each of those registration statements. Information in this Item 8.01 of this Current Report on Form 8-K is therefore intended to be automatically incorporated by reference into each of the active registration statements listed above, thereby amending them. Pursuant to Rule 416(b) under the Securities Act, the amount of undistributed shares of Common Stock deemed to be covered by the effective registration statements of the Company described above are proportionately reduced as of the Effective Time to give effect to the Reverse Stock Split.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

No.	Description of Exhibits
3.1	Fourth Certificate of Amendment to Third Amended and Restated Certificate of Incorporation of Faraday Future Intelligent Electric Inc.
99.1	Press Release, dated August 15, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Date: August 15, 2024	By:	/s/ Jonathan Maroko
	Name:	Jonathan Maroko
	Title:	Interim Chief Financial Officer

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